Exhibit 31.4

CERTIFICATION PURSUANT TO RULES 13a-14(a) AND 15d-14(a) UNDER THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED

PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas A. Fitzgerald, certify that:

1.	I have reviewed this Amendment No. 1 on Form 10-K/A for the period ended December 31, 2025 of TransCode Therapeutics, Inc.; and
2.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2026	By:	/s/ Thomas A. Fitzgerald
	Name:	Thomas A. Fitzgerald
	Title:	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)